                                                                   EXHIBIT 10.12

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.
                      -----------------------------------

                           INDEMNIFICATION AGREEMENT
                           -------------------------


THIS INDEMNIFICATION AGREEMENT ("Agreement") is effective as of ______________, by and between OBJECTIVE SYSTEMS INTEGRATORS, INC., a Delaware corporation ("OSI"), and BUD MULLANIX ("Indemnitee").

WHEREAS, OSI desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve OSI and its related entities;

WHEREAS, OSI and Indemnitee recognize the continued difficulty in obtaining liability insurance for OSI's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of that insurance and the general reductions in the coverage of that insurance;

WHEREAS, OSI and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

WHEREAS, in connection with OSI's reincorporation, OSI and Indemnitee desire to continue having in place the additional protection provided by an indemnification agreement to provide Indemnitee with indemnification and advancement of expenses to the maximum extent permitted by Delaware law;

NOW, THEREFORE, OSI and Indemnitee agree as set forth below.

1. Definitions.
   -----------

   (a) Change in Control.  A "Change in Control" will be deemed to have occurred
       -----------------
       if, on or after the date of this Agreement, (1) any "person," as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act"), or group acting in concert, other than a trustee or other fiduciary holding securities under an OSI employee benefit plan acting in that capacity or a corporation owned directly or indirectly by the stockholders of OSI in substantially the same proportions as their ownership of stock of OSI, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of OSI securities representing more than 50% of the total voting power represented by OSI's then outstanding Voting Securities, (2) during any period of two consecutive years, individuals who at the start of the period constitute the OSI Board of Directors, and any new director whose election by the Board of Directors or nomination for election by OSI's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the start of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of OSI's Board of Directors, (3) the OSI stockholders approve a merger or consolidation of OSI with another corporation, other than a merger or consolidation that would result in the OSI Voting Securities outstanding immediately before the approval continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of OSI or the surviving entity outstanding immediately after the merger or consolidation, or (4) the OSI stockholders approve a plan of complete liquidation of OSI or an agreement for the sale or disposition by OSI (in one transaction or a series of related transactions) of all or substantially all of OSI's assets.

                                  OSI Delaware Indemnification Agreement: Page 1
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   (b) Claim.  With respect to a Covered Event, a "Claim" is any threatened,
       -----
       pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of such an action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

   (c) OSI.  References to "OSI" include, in addition to Objective Systems
       ---
       Integrators, Inc., any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Objective Systems Integrators, Inc. (or any of its wholly owned subsidiaries) is a party and which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of the constituent corporation, or is or was serving at the request of the constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee will stand in the same position under this Agreement with respect to the resulting or surviving corporation as Indemnitee would have stood with respect to the constituent corporation if its separate existence had continued.

   (d) Covered Event.  A "Covered Event" is any event or occurrence related to
       -------------
       the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of OSI, or any subsidiary of OSI, or is or was serving at the request of OSI as a director, officer, employee, agent or fiduciary of any other corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in that capacity.

   (e) Expenses.  "Expenses" are any and all expenses (including attorneys' fees
       --------
       and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if the settlement is approved in advance by OSI, which approval will not be unreasonably withheld) of any Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

   (f) Expense Advance.  "Expense Advance" is a payment to Indemnitee under
       ---------------
       Section 3 of Expenses in advance of settlement or final judgment in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which is a Claim.

   (g) Independent Legal Counsel.  "Independent Legal Counsel" is an attorney or
       -------------------------
       firm of attorneys, selected in accordance with Section 2(d), who will not have otherwise performed services for OSI or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement or of other Indemnitees under similar indemnity agreements).

   (h) Other Enterprises.  References to "other enterprises" include employee
       -----------------
       benefit plans; references to "fines" include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of OSI" include any service as a director, officer, employee, agent or fiduciary of OSI which imposes duties on, or involves services by, the director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good

                                 OSI Delaware Indemnification Agreement: Page 2
       faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee will be deemed to have acted in a manner "not opposed to the best interests of OSI" under this Agreement.

   (i) Reviewing Party.  Subject Section 2(d), a "Reviewing Party" is any person
       ---------------
       or body appointed by the Board of Directors in accordance with applicable law to review OSI's obligations under this Agreement and under applicable law, which may include members of OSI's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

   (j) Section.  Unless otherwise indicated, "Section" refers to a section of
       -------
       this Agreement.

   (k) Voting Securities.  "Voting Securities" are any securities of OSI that
       -----------------
       vote generally in the election of directors.

2.  Indemnification.
    ---------------

   (a) Expense Indemnification.  Subject to the provisions of Section 2(b), OSI
       -----------------------
       will indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of those Expenses.

   (b) Review of Obligations.  Notwithstanding the foregoing, if any Reviewing
       ---------------------
       Party has determined (in a written opinion where Independent Legal Counsel is the Reviewing Party) that applicable law prohibits Indemnitee from being entitled to be indemnified under this Agreement, (1) OSI will have no obligation under Section 2(a) to make further payments to Indemnitee after the determination by the Reviewing Party, and (2) OSI will be entitled to be reimbursed by Indemnitee (who agrees to reimburse
       OSI) for all Expenses previously paid to Indemnitee to which Indemnitee is not entitled; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that applicable law permits Indemnitee to be indemnified under this Agreement, the determination made by the Reviewing Party that Indemnitee is not entitled to be indemnified will not be binding and Indemnitee will not be required to reimburse OSI for any previously paid Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal have been exhausted or lapsed). Indemnitee's obligation to reimburse OSI for Expenses will be unsecured and no interest will be charged.

   (c) Unfavorable Determination; Binding Effect.  If a Reviewing Party
       -----------------------------------------
       determines that applicable law substantively prohibits Indemnitee from being indemnified under this Agreement, either in whole or in part, Indemnitee may commence litigation seeking an initial determination by the court or challenging the Reviewing Party's determination (or any aspect of that determination, including the legal or factual bases for
       it) and, subject to Section 15, OSI consents to service of process and to appear in the litigation. Absent litigation, determinations by a Reviewing Party will be conclusive and binding on OSI and Indemnitee.

                                 OSI Delaware Indemnification Agreement: Page 3
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   (d) Selection; Change in Control.  If there has not been a Change in
       ----------------------------
       Control, the Reviewing Party will be selected by the Board of Directors. If there has been a Change in Control (other than a Change in Control which has been approved by a majority of OSI's Board of Directors who were directors immediately before the Change in Control), the Reviewing Party for all matters concerning the rights of Indemnitee to indemnification of Expenses under this Agreement, any other agreement or under OSI's Certificate of Incorporation or Bylaws as now or later in effect, or under any other applicable law, if desired by Indemnitee, will be Independent Legal Counsel selected by Indemnitee and approved by OSI (which approval will not be unreasonably withheld). Among other things, Independent Legal Counsel will render its written opinion to OSI and Indemnitee as to whether and to what extent applicable law permits Indemnitee to be indemnified under this Agreement. OSI will abide by that opinion, pay the reasonable fees of the Independent Legal Counsel and indemnify fully that Counsel against all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement under it. Notwithstanding any other provision of this Agreement, OSI will not be required to pay Expenses of more than one Independent Legal Counsel for Indemnitee, and that Independent Legal Counsel will be the Independent Legal Counsel for all other Indemnitees unless (1) employment of separate counsel by one or more Indemnitees has been previously authorized by OSI in writing, or (2) an Indemnitee has provided OSI with a written statement that the Indemnitee has reasonably concluded there may be a conflict of interest between the Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

   (e) Mandatory Payment.  Notwithstanding any other provision of this Agreement
       -----------------
       other than Section 10, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of a Claim, Indemnitee will be indemnified against all Expenses incurred by Indemnitee in connection with the Claim.

3. Expense Advances.
   ----------------

   (a) Obligation to Make Advances.  OSI will make Expense Advances to
       ---------------------------
       Indemnitee on receiving a written undertaking, by or on behalf of Indemnitee, to repay the Advances if it is ultimately determined that applicable law prohibits Indemnitee from being indemnified for them by OSI.

   (b) Form of Undertaking.  The obligation to repay Expense Advances under
       -------------------
       Indemnitee's written undertaking will be unsecured and no interest will be charged.

   (c) Reasonable Expense Advances.  For Expense Advances where Indemnitee has
       ---------------------------
       made written demand to OSI in accordance with this Agreement, all Expenses included in the Expense Advance will be presumed conclusively to be reasonable if they are certified as being so by affidavit of Indemnitee's counsel.

4. Procedures for Indemnification and Expense Advances.
   ---------------------------------------------------

   (a) Timing.  All Expense payments (including, without limitation, Expense
       ------
       Advances) by OSI to Indemnitee under this Agreement will be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee is presented to OSI. In no event, will payment be made later than 30 business days after written demand, except for Expense Advances, which will be made no later than 10 business days after written demand.

                                 OSI Delaware Indemnification Agreement: Page 4

   (b) Notice/Cooperation.  As a condition precedent to indemnification or the
       ------------------
       receipt of Expense Advances, Indemnitee will give OSI notice as soon as practicable of any Claim made against Indemnitee for which indemnification under this Agreement could be sought. Notice will be directed to OSI's Chief Executive Officer at the address shown on the signature page of this Agreement (or such other address as OSI designates in writing to Indemnitee). In addition, Indemnitee will give OSI such information and cooperation as OSI may reasonably require and is within Indemnitee's power.

   (c) No Presumptions; Burden of Proof.  For purposes of this Agreement, the
       --------------------------------
       termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or on a plea of nolo contendere or
                                                              ---------------
       its equivalent, will not create a presumption that Indemnitee failed to meet any particular standard of conduct or had any particular belief, or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of a Reviewing Party to have determined whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by a Reviewing Party that Indemnitee has not met that standard of conduct or did not have that belief, before the start of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement under applicable law, will be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met a particular standard of conduct or did not have a particular belief. In connection with a determination by a Reviewing Party, or otherwise, as to whether applicable law permits Indemnitee to be indemnified under this Agreement, the burden of proof will be on OSI to establish that Indemnitee is not entitled to indemnification.

   (d) Notice to Insurers.  If, at the time OSI receives notice of a Claim under
       ------------------
       Section 4(b), OSI has liability insurance in effect which may cover the Claim, OSI will give prompt notice that the Claim has commenced to the insurers according to the procedures set forth in each respective policy. OSI will thereafter take all necessary or desirable action to cause the insurers to pay, on behalf of Indemnitee, all amounts payable under the policies as a result of the Claim.

   (e) Selection of Counsel.  If OSI is obligated under this Agreement to
       --------------------
       provide indemnification for, or make any Expense Advances with respect to, the Expenses of a Claim, if appropriate OSI may assume the defense of the Claim with counsel approved by Indemnitee (which approval will not be unreasonably withheld) on the delivery of notice to Indemnitee stating OSI's election to do so. After delivery of the notice, approval of counsel by Indemnitee and retention of counsel by OSI, OSI will not be liable to Indemnitee for the fees or expenses of separate counsel thereafter retained by or on behalf of Indemnitee in connection with the same Claim; provided, however, that (1) Indemnitee may employ separate counsel in the Claim at Indemnitee's expense, and (2) if (A) Indemnitee's employment of separate counsel has been previously authorized by OSI, (B) Indemnitee has reasonably concluded that there may be a conflict of interest between Indemnitee and OSI in the conduct of the defense, or (C) OSI does not continue to retain such counsel to defend the Claim, then the fees and expenses of Indemnitee's separate counsel will be Expenses for which Indemnitee may receive indemnification or Expense Advances under this Agreement.

5. Additional Rights; Nonexclusivity.
   ---------------------------------

   (a) Scope.  OSI will indemnify the Indemnitee to the fullest extent permitted
       -----
       by law, notwithstanding that the indemnification is not specifically authorized by the other provisions of this Agreement, OSI's Certificate of Incorporation, OSI's Bylaws or by statute. If any applicable law, statute or rule changes after the date of this Agreement,


                                 OSI Delaware Indemnification Agreement: Page 5
       and the change expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties that Indemnitee will enjoy by this Agreement the greater benefits afforded by the change. If any applicable law, statute or rule changes after the date of this Agreement, and the change narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, the change, to the extent not otherwise required by the law, statute or rule to be applied to this Agreement, will have no effect on this Agreement or the parties' rights and obligations under it except as set forth in Section 10(a).

   (b) Nonexclusivity.  The indemnification and the payment of Expense Advances
       --------------
       provided by this Agreement (1) is in addition to any rights to which Indemnitee may be entitled under OSI's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware or otherwise, and (2) will continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may later cease to serve in that capacity.

6. No Duplication of Payments.
   --------------------------

   OSI will not be liable under this Agreement to make any payments to the extent Indemnitee has otherwise actually received payment (under an insurance policy, provision of OSI's Certificate of Incorporation, Bylaws or otherwise) of the amounts otherwise payable.

7. Partial Indemnification.
   -----------------------

   If Indemnitee is entitled to indemnification by OSI under this Agreement for some or a portion of Expenses incurred in connection with a Claim, but not for the total amount of those Expenses, OSI will nevertheless indemnify Indemnitee for the portion of the Expenses to which Indemnitee is entitled.

8.  Mutual Acknowledgment.
    ---------------------

   In certain instances, Federal law or applicable public policy may prohibit OSI from indemnifying its directors, officers, employees, agents or fiduciaries, whether under this Agreement or otherwise. OSI has undertaken, and may hereafter be required undertake, with the Securities and Exchange Commission to submit the question of the application of public policy to OSI's indemnification of its officers and directors to a court of competent jurisdiction.

9. Liability Insurance.
   -------------------

   To the extent OSI maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee will be covered by those policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of OSI's directors, if Indemnitee is a director; or of OSI's officers, if Indemnitee is not a director of OSI but is an officer; or of OSI's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

                                 OSI Delaware Indemnification Agreement: Page 6

10.  Exceptions.
     ----------

     Notwithstanding any other provision of this Agreement, OSI will not be obligated under this Agreement:

     (a) Excluded Action or Omissions.  To indemnify or make Expense Advances to
         ----------------------------
         Indemnitee with respect to Claims arising out of acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law.

     (b) Claims Initiated by Indemnitee.  To indemnify or make Expense Advances
         ------------------------------
         to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (1) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement, any other agreement or insurance policy or under OSI's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events, (2) in specific cases if the Board of Directors has approved the initiation or bringing of the Claim, or (3) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to the indemnification, Expense Advances or insurance recovery, as the case may be.

     (c) Lack of Good Faith.  To indemnify Indemnitee for any Expenses incurred
         ------------------
         by the Indemnitee with respect to any action instituted (1) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over the action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for the action was not made in good faith or was frivolous, or (2) by or in the name of OSI to enforce or interpret this Agreement, if a court having jurisdiction over the action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in the action was made in bad faith or was frivolous.

     (d) Claims Under Section 16(b).  To indemnify Indemnitee for Expenses and
         --------------------------
         the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

11.  Expenses in Actions Relating to Enforcement or Interpretation.
     -------------------------------------------------------------

     If any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by OSI to enforce or interpret any of the terms hereof or thereof, Indemnitee will be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to the action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in the action, unless as a part of the action a court having jurisdiction over the action makes a final judicial determination (as to which all rights of appeal have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for the action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee will be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to the action. If an action is instituted by or in the name of OSI under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee will be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of the action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in the action), unless as a part of the action a court having jurisdiction over the action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in the action was made in bad faith or was frivolous; provided, however, that until

                                 OSI Delaware Indemnification Agreement: Page 7
     such final judicial determination is made, Indemnitee will be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to the action.

12.  Period of Limitations.
     ---------------------

     No legal action will be brought and no cause of action will be asserted by or in the right of OSI against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of the cause of action, and any claim or cause of action of OSI will be extinguished and deemed released unless asserted by the timely filing of a legal action within such two year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, the shorter period will govern.

13.  General.
     -------

     (a) Counterparts.  This Agreement may be executed in one or more
         ------------
         counterparts, each of which will constitute an original.

     (b) Binding Effect; Successors and Assigns.  This Agreement will be binding
         --------------------------------------
         upon and inure to the benefit of and be enforceable by the parties and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of OSI), spouses, heirs and personal and legal representatives. OSI will require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of OSI, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that OSI would be required to perform if no such succession had taken place. This Agreement will continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of OSI or of any other enterprise at OSI's request.

     (c) Notice.  All notices, requests, demands and other communications under
         ------
         this Agreement will be in writing and will be deemed duly given (1) if delivered by hand and signed for by the party addressed, on the date of delivery, or (2) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     (d) Consent to Jurisdiction.  OSI and Indemnitee each hereby irrevocably
         -----------------------
         consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement will be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which will be the exclusive and only proper forum for adjudicating such a claim.

     (e) Severability.  The provisions of this Agreement will be severable if
         ------------
         any of provisions (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions will remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or

                                 OSI Delaware Indemnification Agreement: Page 8 otherwise unenforceable, that is not itself invalid, void or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     (f) Choice of Law.  This Agreement, and all rights, remedies, liabilities,
         -------------
         powers and duties of the parties to this Agreement, will be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely in the State of Delaware without regard to principles of conflicts of laws.

     (g) Subrogation.  In the event of payment under this Agreement, OSI will be
         -----------
         subrogated to the extent of the payment to all of the rights of recovery of Indemnitee, who will execute all documents required and will do all acts that may be necessary to secure those rights and to enable OSI effectively to bring suit to enforce those rights.

     (h) Amendment and Termination.  No amendment, modification, termination or
         -------------------------
         cancellation of this Agreement will be effective unless it is in writing signed by both the parties. No waiver of any of the provisions of this Agreement will be deemed to be or will constitute a waiver of any other provisions (whether or not similar), nor will any waiver constitute a continuing waiver.

     (i) Integration and Entire Agreement.  This Agreement sets forth the entire
         --------------------------------
         understanding between the parties and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to its subject matter between the parties.

     (j) No Construction as Employment Agreement.  Nothing in this Agreement
         ---------------------------------------
         will be construed as giving Indemnitee any right to be retained in the employ of OSI or any of its subsidiaries or affiliated entities.

IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the date first above written.

OBJECTIVE SYSTEMS INTEGRATORS, INC.    INDEMNITEE:


By: /s/ Philip N. Cardman              /s/ Bud J. Mullanix
   -------------------------------     -------------------------------------
                                       (signature)

Print Name: Philip N. Cardman          Print Name: Bud J. Mullanix
           -----------------------                --------------------------

Title: Vice President and General      Title: Vice President Human Resources
      ----------------------------           -------------------------------
       Counsel
      ----------------------------

Address:   101 Park Way                Address:
           Folsom, California  95630

                                 OSI Delaware Indemnification Agreement: Page 9